Exhibit 99.2 JP Morgan Healthcare Conference January 2023 1 J A N U A R Y 2 0 2 3

| 2 Disclaimer In addition to background and historical information, this presentation contains “forward-looking statements” based on NeuroPace’s current expectations, estimates, forecasts and beliefs, including financial results for the fourth quarter and full-year ended December 31, 2022, information about NeuroPace's market opportunity, growth drivers and market penetration, commercial strategy, future pipeline, indication and TAM expansion opportunities, performance, assumptions and expectations relative to the DIXI Medical partnership, clinical trial timelines, and the statements under the captions “RNS Platform Provides Significant TAM Expansion Opportunities,” “Potential Opportunities Beyond Epilepsy,” Distribution of DIXI Stereo EEG Products Leads to Earlier Patient Engagement, Strategy to Drive Long-Term Growth,“ “ and 2022 Financial Performance in the slides that follow. These forward- looking statements are subject to inherent uncertainties, risks, and assumptions that are difficult to predict. Additional risks and uncertainties include those described more fully in the section titled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operation” and elsewhere in NeuroPace's public filings with the U.S. Securities and Exchange Commission (the “SEC”), including its Annual Report on Form 10-K for the year ended December 31, 2021 filed with the SEC on March 10, 2022 and its quarterly report on Form 10-Q filed with the SEC on November 8, 2022, as well as any reports that it may file with the SEC in the future. Forward-looking statements contained in this presentation are based on information available to NeuroPace as of the date hereof. NeuroPace undertakes no obligation to update such information except as required under applicable law. These forward-looking statements should not be relied upon as representing NeuroPace’s views as of any date subsequent to the date of this presentation and should not be relied upon as predictions of future events. In light of the foregoing, investors are urged not to rely on any forward-looking statement in reaching any conclusion or making any investment decision about any securities of NeuroPace. This presentation contains statistical data, estimates, and forecasts that are based on independent industry publications or other publicly available information, as well as other information based on NeuroPace’s internal sources. While NeuroPace believes the industry and market data included in this presentation are reliable and are based on reasonable assumptions, these data involve many assumptions and limitations, and investors are cautioned not to give undue weight to these estimates. NeuroPace has not independently verified the accuracy or completeness of the data contained in these industry publications and other publicly available information. The trademarks included herein are the property of the owners thereof and are used for reference purposes only. Such use should not be construed as an endorsement of such products or services. 2 J A N U A R Y 2 0 2 3

Drug-Resistant Epilepsy (DRE) is a Devastating, Highly Undertreated Disease with Significant Unmet Need Epilepsy is a disorder in which abnormal electrical activity in the brain causes seizures th • 4 most common neurological disorder in the 1 U.S. 1 • ~$28B direct medical costs in the U.S. • 2-3X higher unemployment among 2 epilepsy patients Drug therapy is unable to control seizures for 3,4 1 in 3 patients 3 3 J A N U A R Y 2 0 2 3 1 2 3 Examining the Economic Impact and Implications of Epilepsy, AJMC, February 13, 2020. Epilepsy Across the Spectrum 12.4.26: https://www.ncbi.nlm.nih.gov/books/NBK100603/ U.S. Center for Disease 4 Control, August 10, 2017. Chen, Z., et al., JAMA Neurology, 2017.

One Third of Patients Require Specialized Care DIAGNOSIS & FIRST LINE TREATMENT SPECIALIZED EPILEPSY CARE Patients Try multiple ~1 in 3 have Comprehensive epilepsy centers diagnosed anti-epilepsy drug-resistant (CEC) provide advanced with epilepsy drugs epilepsy (DRE) diagnostics & treatment options 3.4M People 1.2M People 1 2 in the U.S. in the U.S. U.S. PREVALENCE 1 2 U.S. Center for Disease Control, August 10, 2017. Chen, Z., et al., JAMA Neurology, 2017. 4 J A N U A R Y 2 0 2 3

Closing the Treatment Gap - Growth Opportunity MACRO TRENDS • Number of CECs increased from 151 in 2012 to 3 256 in 2019 50K DRE patients • 150% increase in number of epileptologists admitted to CECs 3 per capita from 2012 to 2019 2 anually • Epilepsy monitoring unit (EMU) admissions 1.2M people living 3 increased 5% per year from 2016 to 2019 1 with DRE in the US >$2B addressable • Patient advocacy groups advocating for market today with increased care potential to increase • ILAEC treatment recommendations for DRE as more patients are encourage more/earlier evaluation of 4 moved through interventional treatment specialist care • Improved diagnostics and therapies lowering barriers for patients 1 2 3 4 Chen, Z., et al., JAMA Neurology, 2017. Definitive Healthcare Claims Database for Epilepsy Patients who received Inpatient VEEG in 2019 Ostendorf, et al, Epilepsia, 2022 Jehi L, Jette N, Kwon C-S, Josephson CB, Burneo JG, Cendes F, Timing of referral to evaluate for epilepsy surgery: Expert Consensus Recommendations from the Surgical Therapies Commission of the International League Against Epilepsy. Epilepsia. 2022;00:1–16. https:// doi.org/10.1111/epi.17350 5 J A N U A R Y 2 0 2 3

Closing the Treatment Gap - Growth Opportunity 50K DRE patients admitted to CECs 2 annually 1.2M people living 1 with DRE in the US 6.5K DRE patients get treatment beyond 3 drugs annually 1 2 3 Chen, Z., et al., JAMA Neurology, 2017. Ostendorf, et al, Neurology, 2022. Definitive Healthcare Claims Database for Epilepsy Patients who received Inpatient VEEG in 2019. 6 J A N U A R Y 2 0 2 3

| 7 Annual Core U.S. Market Opportunity at CECs >$2 Billion 1 ~50K ~50K New DRE New DRE P Pa ati tien ents ts Admi Admit tt ted ed t to CE o CECs Cs Ann Annuall ually y 50 50 45 45 40 40 $1.4B Annual U.S. Core Market 30K ~48% ~60% 2 Excluding replacement implants 35 35 Focal 30 30 25 25 ~12% 20 20 15 15 $900M Annual Potential U.S. 20K 10 10 3 ~40% ~40% Generalized Core Market Expansion 3 5 5 Enrolling patients in clinical trials 0 0 1 2 3 Definitive Healthcare Claims Database for Epilepsy Patients who received Inpatient VEEG in 2019. Includes adolescent patients, <18. Hauser, et al., 1993. Incidence of Epilepsy and Unprovoked Seizures in Rochester, Minnesota: 1935-1984. Epilepsia 34, 453– 3 458. Enrolling patients in NAUTILUS study and Lennox-Gastaut Syndrome IDE study 7 J A N U A R Y 2 0 2 3 Thous Thousan ands ds

RNS System - Novel Therapy to Address Unmet Need

Brain-Responsive Neuromodulation System Provides Unique Window to the Brain



Monitors
brain activity continuously

Recognizes & Responds
to patient-specific seizure patterns

Records
ongoing iEEG data for physicians to review

Epilepsy Treatment that is
- ✓ Personalized
- ✓ Targeted
- ✓ Data-driven



Implantable Device with nearly 11-year battery



Physician Programmer



Patient Remote Monitor


Activity

Patient Data Management System

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RNS System Data Allows Physicians to Actively Manage and Customize Ongoing Patient Care

Identify Seizure Triggers

See Effects of Therapy Changes



Epochs: All
1/12/2017
6/8/2017
8/24/2017
All Events
Neurostim Events
Therapy change
02/2017
04/2017
06/2017
08/2017
10/2017

Monitor Patient Progress



Long Episodes
Electrographic seizures
Dec 16
Jan 01
Jan 16
Feb 01
Feb 15

iEEG Data from RNS System

Inform Future Surgeries

Reveal Seizure Cycles

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| 10 Impressive Seizure Reductions Improve Over Time Median % Reduction in Seizures Original FDA Study Real World & FDA 1,2 Results: Post Approval 82% 82% Study Results: 75% 75% • Statistically 75% 75% 73% 73% 72% 72% greater seizure • 67% median 67% 67% 67% 67% 63% 63% reduction than seizure reduction 62% 62% 3,4 58% 58% sham therapy at at 1 year 53% 53% 5 months • 82% median 44% 44% • 75% median seizure reduction 4 seizure reduction at 3+ years at 9 years • ~1 in 3 patients • 28% of patients with > 90% achieved > 6 reduction in 4 months of seizure seizures freedom Year 1 Year 2 Year 3 Year 4 Year 5 Year 6 Year 7 Year 8 Year 9 Improvements shown in: Cognitive Function | Quality of Life | Mental Health | SUDEP 1 2 3 4 Morrell, M, et al. Neurology, 2011. Nair, D, et al., Neurology, 2020 and Heck et al., Epilepsia , 2014. Szaflarski, JP, et al., Presented at American Epilepsy Society, 2019. Razavi, B, et al., Epilepsia, 2020. 10 J A N U A R Y 2 0 2 3

Alternative Treatment Options Have Significant Risks and Side Effects

EPILEPSY SURGERY

Irreversible destructive procedure

Carries neurocognitive risks

~20% of patients are ideal candidates[1]

Resection



Laser Ablation



NEUROMODULATION COMPETITORS

Fixed anatomical target

Not responsive to brain activity

Lengthy stimulation cycles result in side effects

No detailed iEEG recordings or event trending

VNS



DBS



RNS THERAPY

Therapy at seizure source only when needed

Responds to patient specific abnormal events

No stimulation related side effects

Detailed iEEG recordings and event trending



[1]Schiltz, et al., Temporal trends in pre-surgical evaluations and epilepsy surgery in the U.S. from 1998 to 2009, Epilepsy Research, Volume 103, Issues 2–3,2013,Pages 270-278; Dugan, et al., Derivation and initial validation of a surgical grading scale for the preliminary evaluation of adult patients with drug-resistant focal epilepsy. Epilepsia, (2017) 58: 792-800.

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Exceptional Clinical Outcomes MEDIAN SEIZURE FREQUENCY REDUCTION AT 1 YEAR Prospective FDA-Approved Studies in Adults with Focal Seizures* 100% VNS DBS RNS (NeuroPace) 80% 67% Programming 60% optimization 44% 44% informed by brain data 35% 40% 20% 0% 2 3 4 1 VNS Pivotal Study DBS Pivotal Study RNS Pivotal Study RNS Post-Approval Study *Statistically significant differences from RNS Pivotal Study Results. Note: Therapies were studied in different clinical trials. Caution must be exercised when comparing results. 1 2 3 4 FDA VNS PMA, 1997. Salanova et al., Neurology, 2018. Heck et al., Epilepsia, 2014. Szaflarski et al., Presented at AES 2019. 12 J A N U A R Y 2 0 2 3

| 13 CEC Diagnostic and Treatment Process Approximately 6 Months Approximately 2-3 Months EMU Admission EMU Admission (1-2 weeks) (1-2 weeks) for non-invasive video EEG for monitoring with temporary Focal Epilepsy ~2/3 of monitoring and imaging implanted electrodes* 1 Patients (current indication) * This process uses Stereo EEG electrodes (DIXI Medical) RNS Implant 1 ~1/3 of Patients Generalized Non-invasive EEG RNS Implant Epilepsy Evaluation (indication expansion) 1 Internal NeuroPace analysis 13 J A N U A R Y 2 0 2 3

DIXI Partnership Offers Comprehensive Solution for Seizure Localization




pre-deployment of micro-wires
post-deployment of micro-wires




ACS-770S-10



Focal Seizures

Start in specific locations of the brain

Stereo EEG electrodes are used in CECs for seizure localization

- Determine starting location and transmission network of seizure
- Stereo EEG is less invasive, offers faster patient recovery, and has become the predominate approach for intracranial monitoring

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Distribution of DIXI Stereo EEG Products Leads to Earlier Patient Engagement

Accelerates core RNS business by helping to inform therapy decisions earlier

- ~2/3 of RNS patients go through intracranial EEG monitoring as part of the diagnostic process
- Most patients that have stereo EEG procedure are not currently getting RNS Therapy – growth potential

Provides visibility into diagnostic evaluation pipeline

- Typically 2-3 months from stereo EEG procedure to RNS implant

New revenue source leveraging recently expanded field team

- Same account and physician call point - neurosurgeons and epileptologists at CECs
- Most NeuroPace RNS implanting centers are not currently using DIXI electrodes – growth potential
- Intracranial monitoring market in the United States is estimated to be between $25 million to $40 million

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| 16 Strategy to Drive Long-Term Growth Grow the Market Take Share within CECs Referral marketing to Earlier patient education to epileptologists outside CECs increase pull through Direct-to-patient digital Drive RNS adoption at Awareness marketing additional CECs Commercial & Demand Execution Generation Community outreach and Expand the number of patient education prescribers Indication expansion Broaden patient selection 16 J A N U A R Y 2 0 2 3

| 17

RNS Platform Provides Significant TAM Expansion Opportunities

Generalized Epilepsy

- Stimulates seizure network using same RNS System approved for focal epilepsy
- FDA Breakthrough designation[1]
- Enrolling patients in clinical trials
- ~$22B U.S. opportunity[2,3]
    - No surgical alternatives
    - Shorter diagnostic process through routine EEG monitoring; localization not required
    - Same target customer base



Focal Epilepsy, age <18

- Same RNS System approved for focal epilepsy in adults
- Enrolling patients in clinical trial (12-17 years old)
- ~$6B U.S. opportunity[2,3]
    - Same diagnostic process as adults
    - Same target customer base

[1]Breakthrough designation is for primary generalized epilepsy. [2]Hauser, et al., 1993. Incidence of Epilepsy and Unprovoked Seizures in Rochester, Minnesota: 1935-1984. Epilepsia 34, 453–458. [3]3Definitive Healthcare Claims Database for Epilepsy Patients who received Inpatient VEEG in 2019.

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| 18` Potential Opportunities Beyond Epilepsy Depression PTSD Impulse control Other neurological disorders 18 J A N U A R Y 2 0 2 3

| 19 2022 Financial Performance $12.8 Actual 4Q21 Prelim 4Q22 +16% y/y $11.4 $11.2 $11.0 $1.6 $10.2 Revenue $11.0 million $12.8 million $1.4 $1.9 $2.6 $2.5 $2.2 Revenue growth (y/y) 2% 16% +15% Initial Implant $8.5 million $9.8 million Y/Y initial $9.8 $9.2 implant $8.8 $8.5 $8.0 Revenue growth (y/y) 10% 15% revenue growth Replacement Implant $2.5 million $1.4 million 4Q21 1Q22 2Q22 3Q22 4Q22 Revenue growth (y/y) -19% -44% Initial Implant Replacement DIXI DIXI Medical N/A $1.6 million in millions TOTAL CASH & CASH EQUIVALENTS & MARKETABLE SECURITIES BALANCE OF $85.4M AND DEBT BALANCE OF $52.0M AS OF SEPT 30, 2022 19 J A N U A R Y 2 0 2 3

NeuroPace Personalized, Data-Driven Treatment for Epilepsy

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- **Novel and differentiated** closed loop, brain-responsive neuromodulation system
- **Unique data-driven** window to the brain
- **Compelling clinical evidence** demonstrating improved outcomes over time
- **>$2B** annual core U.S. addressable market[1]
- **Favorable reimbursement** supporting commercial growth
- **Efficient commercial model** leveraging highly skilled field team to increase pull through within targeted customer base
- **Market development** efforts to increase patient access to care
- **Exclusive US distribution of DIXI Medical** products provides new revenue and earlier patient engagement opportunities
- **Indication expansion** opportunities in generalized epilepsy and younger patients



[1]U.S., Center for Disease Control, August 10, 2017; Chen, Z., et al., JAMA Neurology, 2017; Hauser, et al., 1993. Incidence of Epilepsy and Unprovoked Seizures in Rochester, Minnesota: 1935-1984. Epilepsia 34, 453–458; DEFINITIVE HEALTHCARE CLAIMS DATA, https://patientfinder.defhc.com as of 12/31/20

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